[letterhead of K & L Gates LLP]

August 8, 2008

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Van Wagoner Funds, Inc.
—Emerging Growth Fund
Pre-Effective Amendment No. 2 to Registration Statement on Form N-14

Dear Sir or Madam:

On behalf of the Van Wagoner Funds, Inc. (the “Company”), transmitted herewith for filing is Pre-Effective Amendment No. 2 to its Registration Statement on Form N-14 (the “Registration Statement”) relating to the reorganization of Growth Opportunities Fund into Emerging Growth Fund, both series of the Company.  The Registration Statement includes a Letter to Shareholders, a Notice of Special Meeting of Shareholders, a Combined Proxy Statement/Prospectus, a Statement of Additional Information and Form of Proxy relating to the special meeting of shareholders of Growth Opportunities Fund, currently expected to be held on September 26, 2008 (the “Meeting”).

At the Meeting, the shareholders of the Growth Opportunities Fund will be asked to approve a Plan of Reorganization and Termination pursuant to which (1) the Growth Opportunities Fund would transfer its assets to the Emerging Growth Fund in exchange for shares of the Growth Opportunities Fund and the assumption by Emerging Growth Fund of the Growth Opportunities Fund’s liabilities and (2) the Growth Opportunities Fund would terminate under applicable state law.

On behalf of the Company and the Company’s principal underwriter, who are both aware of their obligations under the Securities Act of 1933, as amended, we request acceleration of the effective date of the Registration Statement to the first earliest practicable date to permit the Company to commence its solicitation of shareholders.

If you have any questions or comments regarding the foregoing, please contact me at (415) 249-1070 or Kurt J. Decko at (415) 249-1053.

Sincerely,

/s/ Mark D. Perlow

Mark D. Perlow